UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

6565 N. MacArthur Blvd.		75039
Irving, Texas		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 689-4300

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Item 5. Other Events and Regulation FD Disclosure.

Attached hereto (i) as Exhibit 99.1 are Commercial Metals Company’s audited consolidated balance sheets at August 31, 2003 and 2002, and the related consolidated statements of earnings, stockholders’ equity, and cash flows for the three years ended August 31, 2003, updated to reflect restated segment information in Note 13 and (ii) as Exhibit 99.2 is Commercial Metals Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations from its Annual Report on Form 10-K for the fiscal year ended August 31, 2003, that has been updated to reflect restated segment information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Financial Statements

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL METALS COMPANY
By:	/s/ William B. Larson

	Name:	William B. Larson
	Title:	Vice President and Chief Financial Officer

Date: June 3,  2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Financial Statements

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

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